VESSELS	12 Months Ended
Dec. 31, 2022
VESSELS [Abstract]
VESSELS
4.	VESSELS

Vessels consists of the carrying value of 19 and 21 vessels for the year ended December 31, 2022 and December 31, 2021, respectively. Vessels includes capitalized drydocking costs. One vessel is presented as Held for Sale as of December 31, 2021, and is presented as a disposal in the table below.

All figures in USD ‘000	2022	2021
Vessels Cost as of January 1	1,244,148	1,316,463
Additions Vessels*	117,677	3,868
Disposals Vessels	(282,829)	(76,183)
Drydocking Cost as of January 1	80,047	82,227
Additions Drydocking	12,774	7,881
Disposals Drydocking	(24,497)	(10,061)
Total Cost Vessels and Drydocking	1,147,320	1,324,195
Less Accumulated Depreciation	(398,113)	(557,527)
Less Accumulated Impairment Loss on Vessels	(14,073)	(51,405)
Net Book Value Vessels as of December 31	735,134	715,263
Vessel Held for Sale	-	14,960

*The Company presented as of December 31, 2021, $24.3 million as Vessels under Construction related to payments under the shipbuilding contracts for the two newbuildings delivered in 2022 from Samsung shipyard in South Korea. Upon delivery of these two vessels in 2022, the Company transferred the balance from Vessels under Constructions to Vessels, and as such the $117.7 million presented as Additions Vessels in 2022 in the table above includes the $24.3 million referred to above. The book value of the two vessels delivered in 2022 are $56.2 million and $55.7 million as of December 31, 2022, and the vessels are chartered out on longer term time charter agreements. We refer to footnote 3 for further information.

Impairment and Gain (Loss) on Disposal of Vessels

The Company has recorded impairment losses on vessels of $0.3 million, $60.3 million and $0 for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively. The impairment charge recorded in 2022 is related to a vessel classified as held for sale as of December 31, 2021, and as a result of a change in fair value before being disposed of in 2022.

If events or change in circumstances indicate that carrying amounts may not be recoverable, the Company reviews its vessels for impairment on an asset by asset basis by comparing the carrying value of its vessels to estimated undiscounted cash flows for the remaining useful life of its vessels. If applicable, the Company develops undiscounted future cash flows for the remaining useful life of the vessels with assumptions and estimates made based on historical trends as well as future expectations. The most important assumption in determining undiscounted cash flows are the estimated charter rates. Charter rates are volatile and the analysis have in prior periods been based on market rates obtained from third parties, in combination with historical achieved rates by the Company.

The impairment charge of $60.3 million recorded in 2021 was related to six vessels built in the period from 2002 to 2003 and included an impairment charge of $8.9 million related to a vessel presented as Held for Sale at December 31, 2021. In 2022, five of these vessels have been sold with an accumulated gain of $6.0 million. The gain relates in all material respects to the last vessel sold in October 2022, as a result of increasing second-hand vessel prices throughout 2022. No events or change in circumstances were identified as of December 31, 2022, that indicated that the carrying values may not be recoverable.